UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8 K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 13, 2012 (July 10, 2012)

Santa Fe Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-17302	99-0362658

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4011 West Plano Parkway, Suite 126 Plano, Texas		75093

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 870-7060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountants

(a) Effective July 10, 2012, Santa Fe Petroleum, Inc. (the “Registrant”) dismissed Weinberg & Baer LLC (“Weinberg”) as the Registrant’s certifying accountants. The Registrant’s Board of Directors approved this action. The reports of Weinberg on the Registrant’s financial statements for each of the fiscal years ended December 31, 2011 and 2010 and the interim period ended March 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report expressed substantial doubt as to the Registrants ability to continue as a going concern.

During the Registrant’s two most recent fiscal years and for the interim periods ended March 31, 2012 and June 30, 2012 and through July 10, 2012, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Act of 1933, as amended (“Regulation S-K”), with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference thereto in connection with its reports on the financial statements for those periods. During the Registrant’s two most recent fiscal years and through the date of this Current Report on Form 8-K (this “Form 8-K”), there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant delivered a copy of this Form 8-K to Weinberg on July 10, 2012. Concurrently therewith, the Registrant requested that Weinberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. The Registrant has received the requested letter from Weinberg stating that it does agree, and a copy is filed as Exhibit 16.1 to this Form 8-K.

(b) On July 10, 2012, the Registrant engaged Rothstein Kass as its new independent accountant. The Registrant’s Board of Directors approved this action. The decision to dismiss Weinberg and to engage Rothstein Kass was based on the Registrant’s business plan for the acquisition, exploration and development of oil and gas properties.

During the Registrant’s two most recent fiscal years and through July 10, 2012, neither the Registrant nor any person on the Registrant’s behalf has consulted with Rothstein Kass regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement or reportable event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Weinberg and Baer LLC to the Securities and Exchange Commission, dated July 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baby All Corp.
Date: July 13, 2012	By:	/s/ Bruce A. Hall
Bruce A. Hall
Chief Executive Officer